UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2003 (July 23, 2003)

New Century Equity Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28536	74-2781950
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10101 Reunion Place, Suite 450, San Antonio, Texas	78216
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (210) 302-0444

Item 5.   Other Events

        On July 23, 2003, the Company received a 60-day extension from The Nasdaq Stock Market, Inc. to regain compliance with the minimum $1.00 bid price per share requirement. The bid price of the Company’s common stock must close at $1.00 per share or more for a minimum of ten (10) consecutive trading days prior to September 23, 2003. The Company is in compliance with the other listing requirements including the minimum stockholders’ equity requirement of $5 million.

        If compliance cannot be demonstrated by September 23, 2003 and the Nasdaq does not grant additional extensions or change the minimum trading price requirement, the Nasdaq will provide the Company with written notification that the Company’s common stock will be delisted.

Item 7.    Financial Information, Pro Forma Financial Information and Exhibits

(a)	Financial Information

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit	Description

99.1	Press Release, dated July 23, 2003

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2003	NEW CENTURY EQUITY HOLDINGS CORP. By: /s/ DAVID P. TUSA —————————————— Name: David P. Tusa Title: Executive Vice President, Chief Financial Officer and Corporate Secretary

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated July 23, 2003